UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K
________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 7, 2013

Ruby Tuesday, Inc.
(Exact Name of Registrant as Specified in Charter)

Georgia	1-12454	63-0475239
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 West Church Avenue
Maryville, Tennessee 37801
(Address of Principal Executive Offices)

(865) 379-5700
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions  (See General Instructions A.2.below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On May 14, 2012, Ruby Tuesday, Inc. (the “Company”) issued $250.0 million aggregate principal amount of 7.625% senior notes due 2020 (the “Senior Notes”).  The Senior Notes are guaranteed on a senior unsecured basis by our existing and future domestic restricted subsidiaries, subject to certain exceptions.  In connection with the issuance of the Senior Notes, we have agreed to register the Senior Notes with the Securities and Exchange Commission (the “SEC”) by filing a registration statement with the SEC on Form S-4 (the “Registration Statement”) within 270 days after the issue date of the Senior Notes thus enabling holders of the Senior Notes to exchange the privately placed notes for publicly registered notes with substantially identical terms.

In connection with the Registration Statement, the Company is filing this Current Report on Form 8-K to supplement the “Part II, Item 8. Financial Statements and Supplementary Data” section that was originally included in its Annual Report on Form 10-K for the fiscal year ended June 5, 2012 filed with the SEC on August 6, 2012 (“Original Form 10-K”).  The Consolidated Financial Statements as of June 5, 2012 and May 31, 2011 and for the fiscal years ended June 5, 2012, May 31, 2011, and June 1, 2010 have been revised to (i) provide supplemental guarantor financial information to the holders of the Senior Notes in order to conform to the disclosure requirements of Rule 3-10 of Regulation S-X under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (ii) reflect retrospective reclassifications and/or corrections to the Consolidated Statements of Operations for the years ended June 5, 2012, May 31, 2011, and June 1, 2010.  We made these reclassifications and corrections, which had no impact on net income/(loss), as we believe that reporting these amounts will more accurately reflect the nature of the expenses in our Consolidated Statements of Operations.  The revised Consolidated Financial Statements, which replace in their entirety the Consolidated Financial Statements in the Original Form 10-K, are attached as Exhibit 99.1 and are incorporated by reference herein.  The supplemental guarantor financial information is provided within Note 16 and information on the retrospective reclassifications and/or corrections to the Consolidated Statements of Operations is provided within Note 1 to the Consolidated Financial Statements of the Company contained in Exhibit 99.1 hereto for the periods disclosed within the Original Form 10-K.

The Company is also filing this Current Report on Form 8-K in connection with the Registration Statement to supplement the “Part I - Financial Information, Item 1.” section that was originally included in its Quarterly Report on Form 10-Q for the 13- and 26- week periods ended December 4, 2012 filed with the SEC on January 11, 2013 (the “Original Form 10-Q”).  The Condensed Consolidated Financial Statements as of December 4, 2012 and June 5, 2012 and for the 13 and 26 weeks ended December 4, 2012 and November 30, 2011 have been revised to provide supplemental guarantor financial information to the holders of the Senior Notes in order to conform to the disclosure requirements of Rule 3-10 of Regulation S-X under the Exchange Act.  The revised Condensed Consolidated Financial Statements, which replace in their entirety the condensed Consolidated Financial Statements in the Original Form 10-Q, are attached as Exhibit 99.2 and are incorporated by reference herein.  The supplemental guarantor financial information is provided within Note Q to the Condensed Consolidated Financial Statements of the Company contained in Exhibit 99.2 hereto for the periods disclosed within the Original Form 10-Q.

Except as stated herein, this Current Report on Form 8-K does not reflect events occurring after the dates of filing of the Original Form 10-K on August 6, 2012 or the Original Form 10-Q on January 11, 2013, and no attempt has been made in this Current Report on Form 8-K to modify or update other disclosures presented in those filings that may have been affected by subsequent events.  Other than inclusion of the additional information as discussed above, the financial statements attached as Exhibits 99.1 and 99.2 are identical to the financial statements previously appearing in the Original Form 10-K and Original 10-Q, respectively.  This filing should be read in conjunction with the Original Form 10-K and the Original Form 10-Q and other filings made by the Company with the SEC subsequent to the filing of the Original Form 10-K and the Original Form 10-Q.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

23.1		Consent of KPMG LLP, Independent Registered Public Accounting Firm.

99.1		Consolidated Financial Statements of Ruby Tuesday, Inc. and Subsidiaries as of June 5, 2012 and
May 31, 2011 and for the fiscal years ended June 5, 2012, May 31, 2011, and June 1, 2010.

99.2		Condensed Consolidated Financial Statements of Ruby Tuesday, Inc. and Subsidiaries as of
December 4, 2012 and June 5, 2012 and for the 13 and 26 weeks ended December 4, 2012 and
November 30, 2011.

10	1.INS	XBRL Instance Document.

10	1.SCH	XBRL Schema Document.

10	1.CAL	XBRL Calculation Linkbase Document.

10	1.DEF	XBRL Definition Linkbase Document.

10	1.LAB	XBRL Labels Linkbase Document.

10	1.PRE	XBRL Presentation Linkbase Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RUBY TUESDAY, INC.

(Registrant)

Date: February 7, 2013	BY: /s/ MICHAEL O. MOORE Michael O. Moore Executive Vice President – Chief Financial Officer, Treasurer, and Assistant Secretary (Principal Financial Officer)